UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2010 (April 8, 2010)

NETWORK 1 FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Bridge Avenue, 4th Floor	07701
Red Bank, NJ	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 758-9001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Network 1 Financial Group, Inc. (formerly known as International Smart Sourcing, Inc.), a Delaware corporation (the “ Company ”) acknowledges that this Current Report on Form 8-K as well as other filings with the Securities and Exchange Commission (“ SEC ”) and the Company’s releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. Finally, the Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

Item 1.01	Entry into a Material Definitive Agreement

In connection with the initial public offering of Network 1 Financial Group, Inc., formerly known as International Smart Sourcing, Inc. (the “Company”), on a Form SB-2 Registration Statement initially filed with the SEC on March 26, 1998 (File No. 333-48701), the Company issued certain common stock purchase warrants (the “Warrants”) pursuant to the terms of a Warrant Agreement dated April 23, 1999, as amended (the “Warrant Agreement”).

Effective April 8, 2010, the Board of Directors of the Company amended the Warrant Agreement (“Amendment No. 3”) to extend the expiration date of the Warrants.  Certain information regarding the amendment to the Warrant Agreement is set forth in Item 3.03 and is incorporated herein by reference.

The foregoing summary of the terms of the Warrant Agreement does not purport to summarize all of the provisions of this document, and the transactions contemplated therein, and is qualified in its entirety by reference to the Amendment No. 3, filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.03	Material Modification to Rights of Security Holders

Effective April 8, 2010, the Board of Directors of the Company amended the Warrant Agreement (“Amendment No. 3”) to extend the expiration date of the Warrants by eighteen months, from April 23, 2010 until October 23, 2011.

A copy of Amendment No. 3 is attached as Exhibit 4.1 to this report.  A copy of the press release announcing the extension of the expiration date of the Warrants is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 3 to the Warrant Agreement, dated as April 8, 2010
99.1	Press Release dated April 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2010

NETWORK 1 FINANCIAL GROUP, INC.

/s/ William R. Hunt
William R. Hunt
President and Director

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3 to the Warrant Agreement, dated as April 8, 2010
99.1	Press Release dated April 8, 2010